                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934

         Check the appropriate box:

         [ ]      Preliminary Information Statement

         [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

         [X]      Definitive Information Statement

                              HARMONY TRADING CORP.
               --------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                  --------------------------------------------------------------

                              HARMONY TRADING CORP.

                          300 ST. SACREMENT, SUITE 414
                        MONTREAL, QUEBEC, CANADA H2Y 1X4

                              INFORMATION STATEMENT

                                  MAY 13, 2002

         This Information Statement is being furnished to stockholders of Harmony Trading Corp., a New York corporation (the "Company"), to advise them of corporate action taken without a meeting by less than unanimous written consent of stockholders to amend our Certificate of Incorporation to change our name to Vitalstate, Inc. A copy of the form of Certificate of Amendment of the Certificate of Incorporation is attached to this Information Statement.

         Our Board of Directors fixed the close of business on April 12, 2002 as the record date for the determination of stockholders entitled to vote on the proposal to amend our Certificate of Incorporation as described above. On April 12, 2002 there were 8,166,666 shares of our common stock issued and outstanding and 3,333,334 shares of our Series A preferred stock issued and outstanding, or an aggregate of 11,500,000 voting shares. The proposed amendment to our Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of common stock and Series A preferred stock entitled to vote thereon. Each share of common stock and Series A preferred stock is entitled to one vote on the proposed amendment.

         The Board of Directors, by written consent on April 11, 2002, has approved, and stockholders holding 6,141,668 (approximately 53.4%) of our outstanding voting shares on April 12, 2002, have consented in writing, to the amendment. Accordingly, all corporate actions necessary to authorize the amendment have been taken. In accordance with the regulations under the Securities Exchange Act of 1934, the authorization of the amendment to our Certificate of Incorporation by the Board of Directors and the stockholders will not become effective until 20 days after we have mailed this Information Statement to our stockholders. Promptly following the expiration of this 20-day period, we intend to file the amendment to our Certificate of Incorporation with the New York Department of State. The change of our name to Vitalstate, Inc. will become effective at the time of such filing.

         Our executive offices are located at 300 St. Sacrement, Suite 414, Montreal, Quebec, Canada H2Y 1X4.

         PLEASE BE ADVISED THAT THIS IS ONLY AN INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is first being sent or given to the holders of our outstanding common stock and Series A preferred stock, our only classes of voting securities outstanding, on or about May 15, 2002. Each holder of record of shares of our common stock and Series A Preferred stock at the close of business on April 12, 2002 is entitled to receive a copy of this Information Statement.

AMENDMENT OF CERTIFICATE OF INCORPORATION

         Our board of directors and stockholders holding a majority of our outstanding voting shares have approved an amendment to our Certificate of Incorporation to change the name of the Company to Vitalstate, Inc. The form of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit A.

         We believe that it is in the best interest of the Company and our stockholders to continue our operations under a new name. The Company has recently acquired Vital State Canada, Ltd. (formerly Nuvo Way, Inc.) a health supplement and pharmaceutical development company and at this time, our operations consist solely of the operations of Vital State Canada, Ltd. Our board believes that the Company would benefit from a name that reflects our current business.

         Upon the filing of the Certificate of Amendment, common stock certificates that previously represented stock of the Company in the name of Harmony Trading Corp. shall be deemed to represent shares of Vitalstate Inc., without any further action by the common stockholders of the Company or any other party. Notwithstanding the foregoing, it is requested that stockholders exchange their existing certificates for certificates bearing the name Vitalstate Inc. In connection with the name change, we will obtain a new trading symbol and CUSIP number.

NO DISSENTERS' RIGHTS

         Under the New York Business Corporation Law, holders of our voting securities are not entitled to dissenters' rights with respect to the amendment to our Certificate of Incorporation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of April 12, 2002 with respect to the beneficial ownership of shares of our common stock and Series A preferred stock by (i) each person known by us to be the owner of more than 5% of the outstanding shares of common stock or Series A preferred stock, (ii) each director and executive officer, and (iii) all executive officers and directors as a group:

         Name and Address                                                       Amount and Nature                 Percentage
        of Beneficial Owner                     Title of Class               of Beneficial Ownership             of Class (5)
        -------------------                     --------------               -----------------------             ------------
Group InterCapital, Inc.             Common stock, par value                     2,225,000 shares                    27.24%
300 St. Sacrement                    $.000333 per share                          Direct
Suite 414
Montreal, Quebec, Canada
H2Y 1X4

                                     Series A preferred stock, par value         0 shares                                0%
                                     $.001 per share

Heather Baker                        Common stock, par value                     308,334 shares                       3.78%
7 Cedar Avenue                       $.000333 per share                          Indirect (1)
Pointe-Claire, Quebec, Canada
H9S 4X9

                                     Series A preferred stock, par value         616,666 shares                       18.5%
                                     $.001 per share                             Indirect (1)

         Name and Address                                                       Amount and Nature                 Percentage
        of Beneficial Owner                     Title of Class               of Beneficial Ownership             of Class (5)
        -------------------                     --------------               -----------------------             ------------
James Klein                          Common stock, par value                     275,000 shares                       3.37%
4057 Vendome Avenue                  $.000333 per share                          Direct
Montreal, Quebec, Canada
H4A 3N2

                                     Series A preferred stock, par value         550,000 shares                       16.5%
                                     $.001 per share Direct

3073815 Canada Inc.                  Series A preferred stock, par value         616,666 shares                       18.5%
4625 Dobrin Street                   $.001 per share                             Direct (2)
St. Laurent, Quebec, Canada
H4R 2P7

3949559 Canada Inc.                  Series A preferred stock, par value         216,667 shares                        6.5%
3884 Ernest Savignac                 $.001 per share                             Direct (3)
Montreal, Quebec, Canada
H2M 2M3

9103-3019 Quebec Inc.                Series A preferred stock, par value         716,667 shares                       21.5%
147 Dufferin Road                    $.001 per share                             Direct (4)
Hampstead, Quebec, Canada
H3X 2Y2

Ross Harvey                          Series A preferred stock, par value         233,334 shares                          7%
6505 Cote St. Luc, App. 7            $.001 per share                             Direct
Cote St. Luc, Quebec, Canada
H4V 1G3

Tommy Kane                           Series A preferred stock, par value         450,000 shares                       13.5%
13125 Ancourt Street                 $.001 per share                             Direct
Pierrefonds, Quebec, Canada
H8Z 1R5

Steven Leroux                        Series A preferred stock, par value         550,000 shares                       16.5%
7 Cedar Avenue                       $.001 per share                             Direct
Pointe Claire, Quebec, Canada
H9S 4X9

Henry J. Yersh                       Common stock, par value                     0 shares                                0%
101 Chartwell Crescent               $.000333 per share
Beaconsfield, Quebec, Canada
H9W 1C2

                                     Series A preferred stock, par value         0 shares                                0%
                                     $.001 per share

Denis St. Hilaire                    Common stock, par value                     0 shares                                0%
150 Berlioz, #157                    $.000333 per share
Verdun, Quebec, Canada
H3E 1K3

                                     Series A preferred stock, par value         0 shares                                0%
                                     $.001 per share

         Name and Address                                                       Amount and Nature                 Percentage
        of Beneficial Owner                     Title of Class               of Beneficial Ownership             of Class (5)
        -------------------                     --------------               -----------------------             ------------
All officers and directors as a      Common stock, par value                     583,334 shares                       7.14%
     group (4 persons)               $.000333 per share


                                     Series A preferred stock, par value         1,166,666 shares                       35%
                                     $.001 per share

(1) Represents shares owned by 3073815 Canada, Inc., a Canadian corporation owned by Heather Baker.

(2)   Heather Baker is the owner of 3073815 Canada, Inc.

(3)   Jonathan Farber is the owner of 3949559 Canada Inc.

(4)   Miriam Farber is the owner of 9103-3019 Quebec Inc.

(5) Based upon 8,166,666 shares of common stock issued and outstanding and 3,333,334 shares of Series A preferred stock issued and outstanding.


WHERE YOU CAN FIND MORE INFORMATION

         We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to:

-        our Annual Report on Form 10-KSB for the year ended December 31, 2001;

- our Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001; and

-        our current report on Form 8-K filed on April 11, 2002.

         You can review these filings at the public reference facility maintained by the SEC at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC 0330 for further information on the public reference room. These filings are also available electronically on the World Wide Web at http://www.sec.gov.

May 13, 2002                         By the Order of the Board of Directors
                                     James Klein
                                     Secretary

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT

                       TO THE CERTIFICATE OF INCORPORATION

                                       OF

                              HARMONY TRADING CORP.

         UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW THE UNDERSIGNED, being the President of HARMONY TRADING CORP., hereby certifies:


         The name of the corporation is Harmony Trading Corp. (the
"Corporation").

         1. The certificate of incorporation of said Corporation was filed by the Department of State on the 13th day of August, 1996.

         2. The certificate of incorporation of the Corporation, as heretofore amended, is hereby further amended to change the name of the Corporation to Vitalstate, Inc.

         3. To accomplish the foregoing, Article First of the certificate of incorporation relating to the name of the Corporation is hereby amended to read as follows:

                  "FIRST:  The name of the corporation is Vitalstate, Inc."

         4. The foregoing amendment to the Certificate of Incorporation of the Corporation has been duly authorized by the unanimous written consent of the Board of Directors of the Corporation, followed by the vote of the holders of at least a majority of all outstanding shares of the Corporation entitled to vote on said amendment to the Certificate of Incorporation.

         IN WITNESS WHEREOF, I have signed this certificate on the _____ day of ________, 2002, and I affirm the statements contained herein as true under penalties of perjury.



                                              ---------------------------
                                              Heather Baker
                                              President